3Q 2023 Investor Presentation October 24, 2023

2 Safe Harbor This presentation may contain certain forward-looking statements about Arrow Financial Corporation (“Arrow” or the “Company”). Forward-looking statements, as defined in Section 21E of the Securities Exchange Act of 1934, as amended, include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the banking industry or securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiaries are engaged. We are not obligated to revise or update these statements to reflect unanticipated events. This document should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 10-K”), other filings with the SEC, and the third quarter 2023 earnings release issued October 24, 2023.

3 Table of Contents • Arrow History and Overview • 3Q 2023 Results and Performance Metrics • Funding Sources, Investments and Liquidity • Non-Interest Income • Loans • Credit Quality • Capital

History and Overview 4

5 Our History 1851 Glens Falls Bank opened for business in a newly constructed building on Ridge Street. 1932 1912 > 1949 Changed name to Glens Falls National Bank and Trust Company. Broke ground at 250 Glen Street — our current headquarters. > 1965 addition 1981 Glens Falls National Bank (GFNB) went public on NASDAQ as GFAL. 1983 Formed Arrow Bank Corporation (now Arrow Financial Corporation) and trading began on NASDAQ as AROW.

6 Our History 1988 Formed Saratoga National Bank and Trust Company (SNB) and expanded footprint 1999 Surpassed $1 billion in assets 2004 2021 Bought its first insurance agency Topped $4 billion in assets. 2018 Consolidated our insurance business into the Upstate Agency brand. 2012 Reached $2 billion in assets. 2001 Added to the Russell 2000 Index

7 Our Profile Insurance Offices Bank Branches 937 • Multi-Bank Holding company • Glens Falls National Bank and Trust Company • Saratoga National Bank and Trust Company • Upstate Agency, LLC • Wealth Management Services • $4.3 billion in assets • 500 plus employees • Primary service area population of more than 1.1 million

8 Experienced Leadership Team David S. DeMarco, President and CEO 35+ Years Experience Mr. DeMarco joined the Company in 1987 as a commercial lender and since that time has served in positions of increasing responsibility within the organization. In 2012, he was named President and CEO of Saratoga National Bank. In May 2023, he was named President and CEO of Arrow Financial Corporation and Glens Falls National Bank. He holds a bachelor’s degree in finance from the University of Texas at Austin. Mr. DeMarco is a graduate of the Adirondack Regional Chamber of Commerce’s Leadership Program and the Stonier Graduate School of Banking. He serves as a Director of the Company and its subsidiary banks and sits on the boards of various non-profits dedicated to healthcare and economic development. David D. Kaiser, Senior Executive Vice President and CCO 35+ Years Experience Mr. Kaiser joined the Company in 2001 as Vice President and Commercial Loan Officer. He served as Corporate Banking Manager and was later promoted to Senior Vice President, before being named Chief Credit Officer in 2011, followed by promotions to Executive Vice President and Senior Executive Vice President. Prior to joining the Company, he spent 15 years in the Capital Region as a Commercial Loan Officer. Mr. Kaiser has a bachelor’s degree in business administration from Siena College. Mr. Kaiser actively serves on boards of numerous community organizations. Andrew J. Wise, Senior Executive Vice President and COO 30+ Years Experience Mr. Wise joined the Company in 2016 as Senior Vice President of Administration for Glens Falls National Bank. He has since been promoted to Senior Executive Vice President and Chief Operating Officer of the Company. He has more than 30 years of experience building and leading both community banks and bank-owned insurance agencies. Mr. Wise previously served as Vice President and CISO for The Adirondack Trust Company and acted as Executive Vice President, COO for Wise Insurance Brokers, Inc. He has extensive experience in designing, implementing and managing workflows and delivering operational efficiency. He holds a bachelor’s degree from Boston University’s School of Management.

9 Experienced Leadership Team Penko Ivanov, Senior Executive Vice President, CFO, Treasurer and CAO 30+ Years Experience Mr. Ivanov joined the Company in 2023 with more than 30 years of experience in Financial Planning & Analysis, Controllership, SOX, Financial Reporting and Treasury. Mr. Ivanov previously served as CFO for Bankwell Financial Group, helping it almost double in size over six-plus years to $3.3 billion. He has held CFO positions at Darien Rowayton Bank and for Doral Bank’s U.S. Operations. He began his career with Ernst & Young and held accounting/finance positions at PepsiCo, GE Capital and Bridgewater Associates. Mr. Ivanov holds an MBA and bachelor’s degree in accounting and finance from the University of South Florida. He is also Six Sigma Black Belt certified. Marc Yrsha, Executive Vice President, Chief Banking Officer 20+ Years Experience Mr. Yrsha joined the Company in 2015. He currently is the Chief Banking Officer and oversees the strategic direction of the Retail Banking unit, which includes retail deposits and lending, business development, consumer payments, business services, municipal banking, as well as small business and retail lending. Prior to joining our Company, Mr. Yrsha spent time in retail leadership, retail and commercial lending at large regional and community banks within the Arrow footprint. Mr. Yrsha is active in the community serving in leadership roles on a variety of boards. He is a graduate of Castleton University in Vermont and the Adirondack Regional Chamber of Commerce’s Leadership Adirondack Program. Michael Jacobs, Executive Vice President, Chief Information Officer 30+ Years Experience Mr. Jacobs joined Glens Falls National Bank in 2003 as Information Systems Manager. He was later promoted to Senior Vice President and then Executive Vice President. As Chief Information Officer, Mr. Jacobs guides the Company’s strategic technology plans. He has more than 30 years of experience in the community banking industry, having previously served as Operations Manager at Cohoes Savings Bank and Item Processing Manager at Hudson River Bank and Trust. Mr. Jacobs holds a bachelor’s degree in finance from Siena College and an associate degree in business administration from Hudson Valley Community College.

3Q 2023 Results 10

11 3Q 2023 Summary • Net income of $7.7 million; Fully diluted earnings per share (EPS) of $0.46 • Deposit balances of $3.7 billion; an increase of $164 million during 3Q23 • Cost of deposits averaged 1.64%, ending the quarter at 1.71% • Loans reached a record of $3.14 billion, an increase of $69 million (9% annualized growth) during 3Q23 • Loan yields increased by 13bps from 2Q23 to 4.70% while loan rates reached 4.90% at September 30, 2023 • Net interest margin was 2.53% for the quarter, while the September net interest margin improved to 2.59% • In late September, Arrow entered into $300 million pay-fixed portfolio layer method fair value swaps, adding more than $2 million in annual net interest income in the current “higher for longer” rate environment • Strong credit quality metrics: • Net charge-offs were 0.05% as compared to 0.07% for the previous quarter • Nonperforming assets are $6.9 million or 0.16% of period-end assets • Non-interest expense included incremental ~$1.1 million (~$0.06/share) related to the 10-K/10-Q filing delays; YTD these expense exceed $4.1 million. • ROA of 0.75% and ROE of 8.47%; incremental expenses impacted ROA by 9 bps and ROE by almost 100 bps • Arrow expects to resume its dividend reinvestment plan during the fourth quarter Financial information provided in this document is unaudited. Please refer to the 3Q23 Earnings Release for a reconciliation of any non-GAAP measures.

12 Net Interest Margin 2.53% Profitability Revenue $33.4 million Return on Average Assets (ROA) 0.75% Return on Average Equity (ROE) 8.47% $3.14 billion of gross loans 85.6% loan-to-deposit ratio Balance Sheet $3.67 billion of gross deposits 0% brokered deposits 0.99% Allowance for Credit Losses (ACL) 0% digital deposits Cash Dividend of $0.27/share and 3% stock dividend paid in Q3* Capital $19.76 Fully Diluted Tangible Book Value per Share Well Capitalized 3Q 2023 Results Arrow GFNB SNB Tier 1 Leverage Ratio 9.94% 9.28% 9.97% Common Equity Tier 1 Capital Ratio 13.17% 13.44% 13.09% Tier 1 Risk-Based Capital Ratio 13.84% 13.44% 13.09% *Cash dividend restated to $0.262 after September 2023, 3% stock dividend

13 3Q 2023 Consolidated Financial Statements 1 Variances are rounded based on actual whole dollar amounts 2 Pre-tax, pre-provision net revenue per share is a non-GAAP metric and excludes provision for loan losses and income tax expense UNAUDITED Dollars in millions, except per share data Linked Quarter Income Statement 3Q23 2Q23 Fav/(Unfav) Var1 Total Interest Income $ 42.1 40.0 2.1 Total Interest Expense 16.7 14.2 (2.5) Net Interest Income 25.4 25.8 (0.4) Non-Interest Income 8.0 6.9 1.1 Non-Interest Expense 23.5 24.1 0.6 Pre-Tax, Pre-Provision Net Revenue2 $ 9.9 8.6 1.3 Provision for Credit Losses $ 0.4 1.0 0.6 Pre-Tax Income $ 9.5 7.6 1.9 Income Tax Expense $ 1.8 1.6 (0.2) Reported Net Income $ 7.7 6.0 1.7 EPS 0.46$ 0.35 0.11 Balance Sheet 3Q23 2Q23 Var1 Cash & Cash Equivalents $ 294.7 173.6 121.1 Investment Securities 666.9 694.0 (27.1) Loans Receivable, net 3,107.5 3,038.7 68.8 All Other Assets 203.8 197.3 6.5 Total Assets $ 4,272.9 4,103.6 169.3 Total Deposits $ 3,666.5 3,502.2 164.3 Total Borrowings 174.3 171.8 2.5 Other Liabilities 72.1 68.2 3.9 Total Liabilities $ 3,912.9 3,742.2 170.7 Equity $ 360.0 361.4 (1.4) Total Liabilities & Equity $ 4,272.9 4,103.6 169.3

14 3Q 2023 Consolidated Financial Statements 1 Variances are rounded based on actual whole dollar amounts 2 Pre-tax, pre-provision net revenue per share is a non-GAAP metric and excludes provision for loan losses and income tax expense UNAUDITED Dollars in millions, except per share data Comparative Quarter Income Statement 3Q23 3Q22 Fav/(Unfav) Var1 Total Interest Income $ 42.1 34.2 7.9 Total Interest Expense 16.7 3.3 (13.4) Net Interest Income 25.4 30.9 (5.5) Non-Interest Income 8.0 7.8 0.2 Non-Interest Expense 23.5 21.4 (2.1) Pre-Tax, Pre-Provision Net Revenue2 $ 9.9 17.3 (7.4) Provision for Credit Losses $ 0.4 1.7 1.3 Pre-Tax Income $ 9.5 15.6 (6.1) Income Tax Expense $ 1.8 3.4 1.6 Reported Net Income $ 7.7 12.2 (4.5) EPS 0.46$ 0.71 (0.25) Balance Sheet 3Q23 3Q22 Var1 Cash & Cash Equivalents $ 294.7 373.4 (78.7) Investment Securities 666.9 764.1 (97.2) Loans Receivable, net 3,107.5 2,895.6 211.9 All Other Assets 203.8 199.7 4.1 Total Assets $ 4,272.9 4,232.8 40.1 Total Deposits $ 3,666.5 3,795.1 (128.6) Total Borrowings 174.3 25.0 149.3 Other Liabilities 72.1 67.1 5.0 Total Liabilities $ 3,912.9 3,887.2 25.7 Equity $ 360.0 345.6 14.4 Total Liabilities & Equity $ 4,272.9 4,232.8 40.1

15 Performance Trends $2.16 $2.23 $2.41 $2.92 $2.86 $1.31 2018 2019 2020 2021 2022 3Q23 YTD Diluted EPS $14.65 $16.48 $18.32 $20.42 $19.37 $19.76 2018 2019 2020 2021 2022 3Q23 YTD Fully Diluted Tangible Book Value 13.96% 13.17% 12.77% 14.09% 13.55% 8.25% 2018 2019 2020 2021 2022 3Q23 YTD Return on Average Equity 1.27% 1.24% 1.17% 1.28% 1.21% 0.74% 2018 2019 2020 2021 2022 3Q23 YTD Return on Average Assets YTD metrics affected by lower margins and expenses related to delayed filings History of strong earnings and performance metrics

16 Net Interest Margin • 3Q 2023 NIM trends pointing to inflection point - Deposit costs still increasing but at a slower rate - Loans repricing faster than deposits - NIM to benefit from $300 million fair value hedge initiated in late 3Q 2023 2.90% 3.02% 3.14% 3.08% 2.96% 2.61% 2.53% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Quarterly Net Interest Margin (NIM) 2.50% 2.52% 2.59% Jul-23 Aug-23 Sep-23 3rd Quarter NIM Detail

17 Net Interest Margin 3.05% 2.99% 2.97% 3.03% 2.70% 4.18% 3.98% 3.97% 4.00% 4.54% 0.67% 0.36% 0.10% 0.27% 1.27% 2019 2020 2021 2022 3Q23 YTD Net Interest Margin (NIM) Average Loan Yield for the Period Shown Cost of Deposits • 3Q loans originated at average rate of 7.23% • YTD originations at average rate of 6.86% • Portfolio rate at Sept. 30, 2023 averaged 4.90% • Cost of deposits at Sept. 30, 2023 at 1.71% Rate excludes the impact of deferred fees/loan origination costs 1 1Yield includes the impact of deferred fees and loan origination costs amortization

18 Operating Expenses - Efficiency Trends 56.6% 57.1% 52.8% 54.2% 54.3% 68.6% 59.4% 2.27% 2.22% 2.02% 2.00% 2.01% 2.30% 2018 2019 2020 2021 2022 3Q23 YTD 3Q23 YTD Efficiency Ratio Net Non-interest Expense / Average Assets Efficiency Ratio trend driven primarily by margin compression and by elevated expenses due to regulatory filing delays $65.1 $67.5 $70.7 $78.0 $81.5 $69.9 $65.8 2018 2019 2020 2021 2022 3Q23 YTD 3Q23 YTD Non-Interest Expenses (in millions) • Elevated expenses impact ~ 4% • Margin compression impact ~5% • Remainder driven by inflationary cost increases, investments in technology and FDIC insurance • $4.1 million of expenses YTD related to the delayed filings

Funding, Investments and Liquidity 19

20 Deposit Balances 26.5% 25.8% 27.5% 27.0% 25.5% 26.5% 26.6% 26.5% 24.6% 26.3% 24.3% 27.1% 25.2% 26.8% 47.0% 49.8% 46.2% 48.7% 47.4% 48.3% 46.6% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Axis Title Deposit Balances Non-Municipal Municipal Business Dollars in billions $3.72 $3.55 $3.80 $3.50 $3.55 $3.50 $3.67 • Stable deposit franchise with diverse funding sources • Municipal deposits include county and local governments, including school, water, fire, sewer districts and housing authorities • No brokered deposit balances • No digital (bitcoin, etc.) deposit balances

21 Deposit Balances 21.8% 23.3% 24.1% 23.9% 22.3% 21.8% 21.8% 31.1% 29.5% 29.3% 28.5% 27.0% 24.4% 25.1% 42.3% 42.4% 41.7% 41.6% 42.2% 43.3% 40.8% 4.8% 4.8% 4.9% 6.0% 8.5% 10.5% 12.3% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Axis Title Deposit Balances Time Deposits Savings Deposits Interest-Bearing Checking Noninterest-Bearing Dollars in billions $3.72 $3.55 $3.80 $3.50 $3.55 $3.50 $3.67 • Deposit franchise with diverse product offerings and long-standing customer base • No lasting impact on deposits from industry turmoil earlier in the year • Deposit balances at 3Q 2023 exceed year-end 2022 balances

22 Funding Sources and Rates • 3Q2023 Deposit Beta is 128% • YTD Deposit Beta is 147% versus 153% as of 2Q 2023 • Deposit Beta through current rate cycle 1Q 2022 to 3Q 2023 is 41.8% • CD and Money Market specials are currently priced at or above 5% • Other Borrowings contain $150 million from FRB Bank Term Funding Program - maturing May 2024 Dollars in millions Deposit rate increases moderating during 3Q23 Balance Rate Balance Rate Balance Rate Balance Rate Demand (Non-Interest Bearing) $ 303 0.00% $ 478 0.00% $ 18 0.00% $ 798 0.00% Interest Bearing Checking 325 0.05% 210 3.34% 385 0.04% 920 0.79% Savings and Money Market 713 0.88% 252 3.24% 532 4.65% 1,496 2.62% Time Deposits 370 3.66% 35 2.72% 46 3.41% 452 3.56% Total Deposits $ 1,711 1.17% $ 975 1.65% $ 981 2.70% $ 3,666 1.71% Other Borrowings 174 4.88% Junior Subordinated Obligations - TRUPS 20 3.43% Total Deposits and Borrowings $ 1,711 1.17% $ 975 1.65% $ 981 2.70% $ 3,861 1.86% Consumer Business Municipal Total

23 Duration Wtd Avg Remaining LifeCurrent Book Value Market ValueCategoy Unrealized Gain / (Loss) Book Yield • Unrealized Losses at ~10% of carrying value; moderate impact due to relative short duration • A change in rates of ~ 25 bps impacts Other Comprehensive Income (OCI) by ~$4MM • Q3 2023 mark-to-market adjustment resulted in a negative impact to OCI of ~$5.8MM (tax effected) Investment Portfolio 1 1 Unrealized Gain/(Loss) on HTM for informational purposes only – not reflected in OCI Dollars in thousands September 30, 2023 Agency CMO Municipal - Local Other Total AFS Market Value 176,420$ 115,110 15,907 3,292 3,075 15,907 Category 3.00 7,416 6,885 (531) 3.88% 390,907 334,854 (56,053) 1.78% Unrealized Gain / (Loss)1 (13,580)$ Book Yield 1.82% Current Book Value 190,000$ Total Investments US Agency 280 1,000 589,603$ 6,268$ Agency MBS 280 800 519,239$ 5,923$ 134,812$ Agency MBS Agency CMO Municipal Municipal - Local Total HTM 109,907 140,577$ 0 (200) (70,364)$ (345)$ (217) 2.38% 4.97% 2.68% 2.00% (5,203) 0 (5,765)$ (76,129)$ 7.12% 8.29% 1.83% 2.41% 2.61% Duration 2.18 3.89 4.21 3.46 Wtd Avg Remaining Life 2.28 4.64 5.02 1.66 0.70 1.57 3.27 6.00 3.89 1.97 2.33 1.76 0.70 1.66 3.27 4.45 3.35 1.81 2.09 730,180$ 654,051$

24 Liquidity FDIC Insured Deposits ~70% Uninsured Deposits ~30% Total Deposits = $3.67 billion • ~ $2.5 billion in deposits are insured • ~ 8% on-balance sheet liquidity (cash and unencumbered AFS securities) • Available Borrowing Capacity Brokered Deposits $0.8 billion Borrowing Capacity1 $1.5 billion $2.3 billion • Liquidity and borrowing capacity provide in excess of 2X coverage of uninsured deposits • National Listing Services also available as additional sources of liquidity • Securities, Mortgage, and Auto Loan Portfolios provide steady source of cash flow 1 FHLB, FRB and other bank lines Ample coverage of uninsured deposits Uninsured deposit accounts consist of municipal, business, and high net worth individuals – many of which have a broad and deep banking relationship with Arrow

Non-Interest Income 25

26 Non-Interest Income • Decrease in fee income related to post-pandemic slowdown in consumer use of debit cards • Other Operating Income includes bank-owned life insurance (BOLI) proceeds • Wealth Management and Insurance revenues relatively stable • Minimal gains from loan sale activity (Residential, SBA) in the last two years Dollars in thousands September 30, 2023 June 30, 2023 September 30, 2022 Fees for Other Services to Customers $ 2,761 $ 2,717 $ 3,071 Fiduciary Activities/Wealth Management 2,378 2,428 2,341 Insurance Commissions 1,695 1,560 1,650 Other Operating Income 1,216 201 765 Total Noninterest Income $ 8,050 $ 6,906 $ 7,827 Three Months Ended

27 Wealth Management • $1.6 Billion Assets under Management (AUM) as of September 30, 2023 • YTD AUM increased ~$21 million (1.3%) • Net account activity increased AUM by $32 million • Market performance reduced AUM by ~$11 million • 3Q2023 AUM decreased by ~$84 million (4.9%) • Net account activity decreased AUM by $14 million • Market performance reduced AUM by ~$70 million • Serving New York (Upper Hudson Valley, Capital Region, North Country) • Based in Glens Falls, New York; 33 employees • Services • Asset Management Accounts • Employer Retirement Plans • Brokerage Services (offered through LPL Financial) • Revenues • 2022 Revenue was $10.3 million on average AUM of ~$1.73B while S&P declined ~20% • 3Q2023 Revenue was $2.5 million on average AUM of ~$1.67B while S&P declined ~3.6% • Trust and Estate Management • Individual Retirement Plans

28 Insurance • Upstate Agency - Headquartered in South Glens Falls, NY - Total of 9 locations in New York (Capital Region, North Country) - 37 employees - Majority of policyholders reside within our geographic footprint • Insurance Products - Personal, Commercial, and Employee Benefit Plans • Revenues • 2022 Revenue of $6.5 million • 3Q23 Revenue of $1.7 million, in line with 3Q22 • 2023 YTD Revenue of $4.8 million

Loans 29

30 Loan Balances $2.20 $2.39 $2.37 $2.58 $2.98 $3.14 2018 2019 2020 2021 2022 3Q23 Consistent Loan Growth Excludes PPP loans Dollars in billions • 3Q23 loan growth of $69 million; ~9% annualized growth rate • YTD 2023 loan growth of $155 million • YTD Annualized loan growth ~7% ~8% CAGR

31 $2,595 $2,639 $2,644 $2,655 $2,668 $2,737 $2,845 $2,925 $2,983 $3,005 $3,070 $3,139 Loan Balances Dollars in millions $305 $301 $312 $312 $316 $334 $345 $350 $350 $344 $352 $354 $393 $407 $412 $431 $442 $441 $455 $468 $497 $507 $519 $529 $860 $861 $893 $921 $921 $977 $1,031 $1,056 $1,065 $1,073 $1,088 $1,108 $923 $908 $911 $930 $946 $967 $1,012 $1,051 $1,071 $1,081 $1,111 $1,148 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Residential Real Estate Consumer Commercial Real Estate (CRE) Commercial (C&I) Consistent Loan Growth Across Multiple Portfolios Commercial real estate excludes owner-occupied real estate loans Owner-occupied real estate shown as part of the C&I portfolio

32 Loan Yields Steadily Increasing $2.60 $2.64 $2.64 $2.66 $2.67 $2.74 $2.85 $2.93 $2.98 $3.01 $3.07 $3.14 3.94% 3.90% 4.04% 4.08% 3.82% 3.90% 3.85% 4.09% 4.13% 4.32% 4.57% 4.70% 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Loan Portfolio Yields experiencing meaningful increase during 2023 Loan Balance Average Loan Portfolio Yield for the Periods Shown Dollars in billions Pre 2020 4.84% 2020 4.29% 2021 3.86% 2022 4.70% 2023 6.86% Yield by Vintage • 44% of balances are 2022 - 2023 vintages • Loan rates averaged 4.90% as of September 30, 2023 1Yield includes the impact of deferred fees and loan origination costs amortization 1

33 Loan Portfolio Composition Commercial (C&I) 11.3% Commercial Real Estate 16.8% Consumer 35.3% Residential Real Estate 36.6% • No single relationship represents more than ~1.5% of total loans as of September 30, 2023 • CRE concentration ratio of ~120% of risk-based capital • C&I portfolio can be a source of deposit growth Total Loan Portfolio ~ $3.14 billion Commercial (C&I) includes owner-occupied real estate loans

34 Consumer Loan Portfolio $860 $861 $893 $921 $921 $977 $1,031 $1,056 $1,065 $1,073 $1,088 $1,108 3.95% 3.94% 3.92% 3.93% 3.87% 3.84% 3.83% 4.10% 4.02% 4.26% 4.61% 4.83% 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Period-End Loan Balance Average Loan Portfolio Yield for the Period Shown Dollars in millions • 99.6% of the portfolio, or $1.08 billion are collateralized auto loans; only $4 million in unsecured personal loans • Auto loans sourced through a network of 450+ dealers in New York and Vermont with customers extending beyond those states • Loans are underwritten/credit scored by Arrow • Essentially 100% of auto loans are fully amortizing, fixed rate loans • > 73% of auto loan balances have customers with FICO scores >700 • Average portfolio FICO score is 738; Average debt to income ratio ~30%; average LTV is 87% • Annual losses over last 5 years were 9-20 bps • ~30% new, ~70% used vehicles exposure 2 1Yield includes the impact of deferred fees and loan origination costs amortization 2 Based on MSRP or used National Automobile Dealers Association (NADA) retail value at time of origination 1 Portfolio rates meaningfully increasing September 30 - 5.44% Rate excludes the impact of deferred fees/loan origination costs

35 Commercial Real Estate Portfolio $393 $407 $412 $431 $442 $441 $455 $468 $497 $507 $519 $529 3.66% 4.90% 5.08% 5.19% 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Period-End Loan Balance Average Loan Portfolio Yield for the Period Shown Dollars in millions • CRE loans extended to businesses / borrowers primarily located in our regional market area • No CRE exposure to large metropolitan areas – e.g. no NYC exposure • As of September 30, 2023: – ~$349 million or ~ 66% of loans have rates tied to market indices, such as Prime, SOFR or FHLBNY – ~$131 million of loans will reprice within next 12 months – ~$21 million of fixed rate loans mature within 12 months – Total non-owner occupied Office exposure accounted for ~11% of CRE and ~2% of total loans – Total non-owner occupied Retail exposure accounted for ~15% of CRE and ~3% of total loans outstanding – Total Hotels and Motels exposure accounted for ~23% of CRE and ~4% of total loans outstanding – Total Other Accommodation and Food Services2 exposure accounted for ~8% of CRE and ~1% of total loans outstanding – The majority of the remaining CRE exposure is comprised of multi-family and other residential investment properties 1Yield includes the impact of deferred fees and loan origination costs amortization 2Other Accommodation and Food Services includes RV parks, recreational camps, restaurants and other eating places. Commercial real estate excludes owner-occupied real estate loans 1 Portfolio rates trending upward September 30 - 5.22% Rate excludes the impact of deferred fees/loan origination costs

36 Commercial (C&I) Portfolio $305 $301 $312 $312 $316 $334 $346 $350 $350 $344 $352 $354 4.17% 4.35% 4.57% 4.89% Period-End Loan Balance Average Loan Portfolio Yield for the Period Shown Dollars in millions • C&I loans extended to businesses / borrowers primarily located our regional market area • Growing C&I Portfolio a potential source for deposit acquisition • As of September 30, 2023: – ~$199 million or ~ 56% of loans have rates tied to market indices, such as Prime, SOFR or FHLBNY – ~$61 million of loans will reprice within next 12 months – Only ~$3 million of fixed rate loans mature within 12 months 1Yield includes the impact of deferred fees and loan origination costs amortization Commercial (C&I) includes owner-occupied real estate loans 1 Portfolio rates on strong upward trend September 30 - 4.90% Rate excludes the impact of deferred fees/loan origination costs

37 Residential Real Estate Loans $923 $908 $911 $930 $946 $967 $1,012 $1,051 $1,071 $1,081 $1,111 $1,148 3.83% 3.79% 3.77% 3.76% 3.73% 3.71% 3.70% 3.78% 3.80% 4.10% 4.17% 4.25% 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Period-End Loan Balance Average Loan Portfolio Yield for the Period Shown Dollars in millions • One-to-four family residential real estate secured by first or second mortgages on residences and home equity lines located in our market area • LTV generally does not exceed 80% at time of origination (lower of purchase price or appraised value) • Loans exceeding 80% LTV at origination require private mortgage insurance or govt. guarantee • ~ $56MM, or 5%, of residential loan portfolio is for construction purposes • ~8% of the portfolio are home equity loans and lines • As of September 30, 2023: • ~20% of portfolio subject to adjustable rates • ~80% of portfolio is fixed • ~$95MM or ~38% of the adjustable-rate portfolio is within the active reset period 1Yield includes the impact of deferred fees and loan origination costs amortization 1 As of September 30, 2023, the average Residential Mortgage portfolio rate was ~3.94% and the Home Equity Line portfolio rate was ~7.35%, resulting in overall portfolio rate of ~4.24% Rates exclude the impact of deferred fees/loan origination costs

Credit Quality and Capital 38

39 Credit Quality 0.25% 0.44% 0.40% 0.37% 0.21% 0.20% 2020 2021 2022 1Q23 2Q23 3Q23 Non-Performing Loans (NPL) / Gross Loans Dollars in millions $6.4 $11.7 $12.0 $11.2 $7.1 $6.9 • ACL of 0.99% available to address potential credit issues • Charge-offs were 5bps in 3Q23; down from 7bps in 2Q23 and 10bps in 1Q23 Strong Credit Quality - Allowance is 491% of NPL

40 Fully Diluted Tangible Book Value (TBV) Increasing TBV in challenging industry environment

41 Capital Position 9.92% 13.27% 13.96% 15.08% 8.24% 9.94% 13.17% 13.84% 14.94% 7.93% 4.00% 4.50% 6.00% 8.00% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% 16% Tier 1 Leverage Ratio Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tangible Common Equity Capital Ratios – Arrow Minimum Regulatory Capital Ratios 3Q23 2Q23 Strong Capital Ratios

42 Financial Snapshot 2018 2019 2020 2021 2022 3Q23 YTD Total assets $2,988,334 $3,184,275 $3,688,636 $4,027,952 $3,969,509 $4,272,911 Loans $2,196,215 $2,386,120 $2,595,030 $2,667,941 $2,983,207 $3,138,617 Loan-to-deposit ratio 93.6% 91.2% 80.2% 75.1% 85.3% 85.6% Return on average assets 1.27% 1.24% 1.17% 1.28% 1.21% 0.74% Efficiency ratio 56.60% 57.08% 52.80% 54.16% 54.26% 68.60% Net interest margin 3.07% 3.05% 2.99% 2.97% 3.03% 2.69% Tier 1 Leverage Ratio 9.61% 9.98% 9.07% 9.20% 9.80% 9.94% Return on average equity 13.96% 13.17% 12.77% 14.09% 13.55% 8.25% Tangible book value per share $15.09 $16.98 $18.87 $21.03 $19.95 $19.76 Net interest income $84,018 $88,049 $99,202 $110,355 $118,343 $79,219 Net income $36,279 $37,475 $40,827 $49,857 $48,799 $22,352 EPS (fully diluted) $2.24 $2.28 $2.48 $3.00 $2.94 $1.31 Dollars in thousands, except per share amounts

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